 Illinois Agricultural Association and Affiliated Companies
                     as of June 30, 1995

             *ILLINOIS AGRICULTURAL ASSOCIATION
                    |
 ___________________|__________
|       |                      |
|       |                      |
|  1. Country           7. Illinois           12. AgriVisor
|     Mutual   ___    __   Agricultural ___ __    Services,
|     Insurance   |  |     Holding Co.     |      Inc.
|     Company     |  |                     |
|       |         |  |                     |
|       |         |  |                     |
|  2. Country     |  |  8. Illinois        |  13. IAA Com-
|     Casualty    |  |__   Agricultural    |__    munications
|     Insurance   |  |     Service         |      Company
|     Company     |  |     Company         |________
|                 |  |                              |
|                 |  |                              |
|  3. Country     |  |__9. Country Life       14. IAA Trust
|     Preferred __|   __   Insurance              Company
|     Insurance   |  |     Company
|     Company     |  |         |
|                 |  |         |___________
|                 |  |                     |
|  4. IAA Trust   |  |  10. Country        |  15. IAA Trust
|     Tax Exempt__|  |__    Capital        |__    Asset
|     Bond Fund,  |  |      Management     |      Allocation
|     Inc.        |  |      Company        |      Fund, Inc.
|                 |  |                     |
|                 |  |                     |
|  5. CC Ser-     |  |  11. Country        |  16. IAA Trust
|__   vices, _____|__|__    Investors      |__    Growth
      Inc.                  Life Assur-    |      Fund, Inc.
        |                   ance Co.       |
        |                                  |
 6. Mid-America Services of Alaska, Inc.   |  17. IAA Trust
    Mid-America Services of Arizona, Inc.  |__    Money
    Mid-America Services of Arkansas, Inc.        Market
    Mid-America Financial Corporation             Fund, Inc.
     of Colorado, Inc.
    Mid-America Services of Kansas, Inc.
    M-A Services Corporation of
     Minnesota, Inc.
    Mid-America Services of Missouri, Inc.
    Mid-America Services of Nevada, Inc.
    Mid-America Services of New Mexico, Inc.
    Mid-America Brokerage, Inc. (Oklahoma)
    Mid-America Services of Oregon, Inc.
    Mid-America Services of Utah, Inc.
    Mid-America Services of Washington, Inc.

                   *ILLINOIS AGRICULTURAL ASSOCIATION
                                       |
           ____________________________|___________________
          |                      |            |            |
          |                      |            |            |
 __18. Prairie Farms__    26. Illinois Milk   |   32. **GROWMARK, Inc.____
|      Dairy, Inc.    |       Producers       |                           |
|                     |       Association     |                           |
|                     |                       |   33. FS Credit  _________|
|  19. Muller-        |                       |       Corporation         |
|      Pinehurst  ____|   27. Interstate      |                           |
|      Dairy, Inc.    |       Producers  _____|                           |
|                     |       Livestock       |   34. Mid-Co Com-  _______|
|                     |       Association     |       modities, Inc.      |
|  20. East Side      |          |            |                           |
|      Jersey     ____|          |            |                           |
|      Dairy, Inc.        28. Illinois        |   35. FS Consolidated ____|
|                             Livestock       |       Feeds, Inc.         |
|                             Marketing       |                           |
|  21. Ice Cream              Company         |                           |
|__    Specialities,                          |   36. FS Farmco, Inc._____|
|      Inc.                                   |           |               |
|                         29. IAA Federal ____|           |               |
|                             Credit Union    |   37. Lakeland FS, Inc.   |
|__22. ABC Corp.                              |                           |
|                                             |                           |
|                         30. Illinois        |   38. Illinois Feed       |
|__23. P.F.D. Supply          Agricultural ___|       Manufacturing ______|
|      Corporation            Auditing        |       Company             |
|         |                   Association     |                           |
|         |                                   |                           |
|  24. Mo-Kan             31. IAA Recreation__|   39. Four Seasons _______|
|      Express, Inc.          Association             FS, Inc.            |
|                                                                         |
|                                                                         |
|__25. GMS Transpor-                              40. Southwest FS, Inc.__|
       tation Co.                                                         |
                                                                          |
                                                  41. 1105433 Ontario ____|
                                                      Inc.
                                                          |
                                                          |
                                                  42. UCO Petroleum,
                                                      Inc.

 1. Organized in Illinois as a mutual insurance company. Proxy control in Illinois Agricultural Association.

 2. Organized in Illinois as a stock insurance company. 100% of voting securities owned by Country Mutual Insurance Company.

 3. Organized in Missouri as a stock insurance company. 100% of voting securities owned by Country Mutual Insurance Company.

 4. Organized in Maryland as a mutual fund under the General Corporation Law. 11.02% of voting securities owned by Country Mutual Insurance Company.

 5. Organized in Illinois as a business corporation. 71.4% of voting securities owned by Illinois Agricultural Association; 17.1% of voting securities owned by Country Mutual Insurance Company; 11.4% of voting securities owned by Country Life Insurance Company.

 6. Organized as a business corporation in the state indicated. 100% of voting securities of each company owned by CC Services, Inc.

 7. Organized in Illinois under the General Corporation Act. 98.3% of voting securities owned by Illinois Agricultural Association.

 8. Organized in Illinois as a business corporation. 100% of voting securities owned by Illinois Agricultural Holding Co.

 9. Organized in Illinois as a stock insurance company. 99.99% of voting securities owned by Illinois Agricultural Holding Co.

10. Organized in Illinois as a business corporation. 100% of voting securities owned by Country Life Insurance Company.

11. Organized in Illinois as a stock insurance company. 100% of voting securities owned by Country Life Insurance Company.

12. Organized in Illinois under the General Corporation Act. 100% of voting securities owned by Illinois Agricultural Holding Co.

13. Organized in Illinois as a business corporation. 100% of voting security owned by Illinois Agricultural Holding Co.

14. Organized in Illinois as a business corporation. 100% of voting securities owned by Illinois Agricultural Holding Co.

15. Organized in Maryland as a mutual fund under the General Corporation Law. 31.94% of voting securities owned by Country Life Insurance Company. 51.06% of the securities owned of record by IAA Trust Company.

16. Organized in Maryland as a mutual fund under the General Corporation Law. 10.60% of voting securities owned by Country Life Insurance Company. 36.46% of the voting securities owned of record by IAA Trust Company.

17. Organized in Maryland as a mutual fund under the General Corporation Law. 6.89% of voting securities owned by Country Life Insurance Company. 81.45% of the voting securities owned of record by IAA Trust Company.

18. Organized in Illinois as an agricultural cooperative. 37.4% of voting securities owned by Illinois Agricultural Association.

19. Organized in Illinois as a business corporation. 50% of voting securities owned by Prairie Farms Dairy, Inc.

20. Organized in Indiana as a business corporation. 100% of voting securities owned by Prairie Farms Dairy, Inc.

21. Organized in Missouri as a business corporation. 100% of voting securities owned by Prairie Farms Dairy, Inc.

22. Organized in Missouri as a business corporation. 100% of voting securities owned by Prairie Farms Dairy, Inc.

23. Organized in Illinois as a business corporation. 100% of voting securities owned by Prairie Farms Dairy, Inc.

24. Organized in Kansas as a business corporation. 50% of voting securities owned by P.F.D. Supply Corporation.

25. Organized in Illinois as a business corporation. 100% of voting securities owned by Prairie Farms Dairy, Inc.

26. Organized in Illinois as an agricultural cooperative. 44.4% of voting securities owned by Illinois Agricultural Association.

27. Organized in Illinois as an agricultural cooperative. 34.8% of voting securities owned by Illinois Agricultural Association.

28. Organized in Illinois as a business corporation. 100% of voting securities owned by Interstate Producers Livestock Association.

29. Organized as a Federal Credit Union. No corporate control. Membership control in Illinois Agricultural Association and certain affiliated companies.

30. Organized in Illinois as an agricultural cooperative. 48.9% of voting securities owned by Illinois Agricultural Association.

31. Organized in Illinois as a not-for-profit association. Membership control in Illinois Agricultural Association and certain affiliated companies.

32. Organized in Delaware under the General Corporation Act. 27.8% of voting securities owned by Illinois Agricultural Association.

33. Organized in Illinois as an agricultural cooperative. 99.8% of voting securities owned by GROWMARK, Inc.

34. Organized in Delaware under the General Corporation Act. 98.9% of voting securities owned by GROWMARK, Inc.

35. Organized in Delaware under the General Corporation Act. 89.7% of voting securities owned by GROWMARK, Inc.

36. Organized in Delaware under the General Corporation Act. 100% of voting securities owned by GROWMARK, Inc.

37. Organized in Illinois as an agricultural cooperative. 47.6% of voting securities owned by FS Farmco, Inc.

38. Organized in Delaware under the General Corporation Act. 50% of voting securities owned by GROWMARK, Inc.

39. Organized in Delaware under the General Corporation Act. 100% of voting securities owned by GROWMARK, Inc.

40. Organized in Delaware under the General Corporation Act. 100% of voting securities owned by GROWMARK, Inc.

41. Organized in Ontario under the Business Corporation Act. 100% of voting securities owned by GROWMARK, Inc.

42. Organized in Ontario under the Business Corporation Act. 50% of voting securities owned by 1105433 Ontario Inc.

------------
 * Organized in Illinois as a not-for-profit corporation. No voting securities. No person controls it.

** GROWMARK, Inc. owns more than 25% of the outstanding voting securities in approximately 70 of its Illinois and Iowa member companies.